EXHIBIT 31.2
                                302 Certification


I, Peter R. Culpepper, CPA, certify that:

1)   I  have   reviewed   this  annual   report  on  Form  10-KSB  of  Provectus
     Pharmaceuticals, Inc. (the "Small Business Issuer");

2) Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3) Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Small Business Issuer as of, and for, the periods presented in this annual report;

4) The Small Business Issuer's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Small Business Issuer and we have:

     a) designed such disclosure controls and procedures, or caused such disclosure control and procedures to be designed under our supervision, to ensure that material information relating to the Small Business Issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide resonable assurance regarding the reliability of financial reporting and the preparation fo financial statements for external purposes in accordance with generally accepted accounting principles;

     c) evaluated the effectiveness of the Small Business Issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

5) The Small Business Issuer's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Small Business Issuer's auditors and the audit committee of the Small Business Issuer's board of directors (or persons performing the equivalent function):

     a) all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Small Business Issuer's ability to record, process, summarize and report financial data; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Small Business Issuer's internal controls over financial reporting.


Date:   March 30, 2005               /s/ Peter R. Culpepper, CPA
                                     -------------------------------------------
                                     Peter R. Culpepper
                                     Chief Financial Officer